Exhibit 32  - Section 1350

(i)

The certifications required by Rule 13a-14(b) (17 CFR 240.13a-14(b)) or Rule 15d-14(b) (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).

(ii)

A certification furnished pursuant to this Item will not be deemed “filed” for purposes of section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the small business issuer specifically incorporates it by reference.

Certification of Chief Executive Officer

In connection with the Quarterly Report of Arrow Financial Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas L. Hoy, Chief Executive Officer of the Company, hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003

/s/ Thomas L. Hoy

Thomas L. Hoy

Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Arrow Financial Corporation and will be retained by Arrow Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request

Certification of Chief Financial Officer

In connection with the Quarterly Report of Arrow Financial Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Murphy, Chief Financial Officer of the Company, hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003

/s/ John J. Murphy

John J. Murphy

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Arrow Financial Corporation and will be retained by Arrow Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request